Organization and Operations	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Organization and Operations

1. Organization and Operations

HubSpot, Inc. (the “Company”), was formed as a limited liability company in Delaware on April 4, 2005. The Company converted to a Delaware corporation on June 7, 2007. The Company provides a cloud-based inbound marketing and sales platform which features integrated applications to help businesses attract visitors to their websites, convert visitors into leads, close leads into customers and delight customers so they become promoters of those businesses. These integrated applications include social media, search engine optimization, blogging, website content management, marketing automation, email, analytics and reporting.

The Company is headquartered in Cambridge, Massachusetts, and has wholly-owned subsidiaries in Dublin, Ireland, which commenced operations in January of 2013 and in Sydney, Australia, which commenced operations in August of 2014.

On September 25, 2014, the Company’s Board of Directors and stockholders approved a 1-for-3 reverse stock split of the Company’s common stock. All references made to share or per share amounts in the accompanying consolidated financial statements and applicable disclosures have been retroactively adjusted to reflect the Stock Split. See Note 10 for additional information about the Stock Split.

On October 15, 2014, the Company closed its initial public offering (“IPO”) whereby 5,750,000 shares of common stock were sold to the public, including the underwriters’ overallotment option of 750,000 shares of common stock, at a price of $25.00 per share. The Company received aggregate proceeds of approximately $133.7 million from the IPO, net of underwriters’ discounts and commissions, but before deduction of offering expenses of approximately $3.1 million. Upon the closing of the IPO, all shares of the Company’s outstanding convertible preferred stock automatically converted into 19,529,713 shares of common stock.

All restricted stock units, or RSUs, granted to employees prior to the IPO vest upon the satisfaction of both a service condition and a performance condition. The service condition for a majority of the RSUs is satisfied over a period of four years. The performance condition will be satisfied on the date that is six months following the Company’s IPO. No stock-based compensation expense was recognized for RSUs prior to the IPO because an IPO is not considered probable until it occurs. Upon completion of the Company’s IPO the Company began recording stock-based compensation expense based on the grant-date fair value of the RSUs using the accelerated attribution method for RSUs granted prior to its IPO and using the straight-line method for RSUs granted following its IPO, net of estimated forfeitures. The stock compensation expense associated with RSUs where the service condition had been met prior to the IPO was also recognized on the date of the IPO, using the accelerated attribution method.